UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2005

INAMED CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9741	59-0920629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5540 Ekwill Street Santa Barbara, California		93111-2936
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (805) 683-6761

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)  In order to pursue other interests, James E. Bolin resigned as a member of Inamed Corporation’s Board of Directors effective as of August 1, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INAMED CORPORATION

Date: August 4, 2005
	By:	/s/ Joseph A. Newcomb
Joseph A. Newcomb
Executive Vice President, Secretary and General Counsel